Pursuant to 17 CFR 229.601(b)(10)(iv), confidential information (indicated by [***]) has been omitted from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

 Exhibit 10.11.5

AMENDMENT NO. 4 TO
CONTRACT MANUFACTURING AGREEMENT (Metreleptin SLD)

THIS AMENDMENT NO. 4 (the “Amendment”) is made as of 23rd June 2014 (the “Amendment Effective Date”) by and between Amylin Pharmaceuticals, LLC (formerly known as and successor in interest to Amylin Pharmaceuticals, Inc.) with a principal place of business at 9625 Towne Centre Drive, San Diego, California 92121, USA (“Amylin”) and Sandoz GmbH, with a principal place of business at Biochemiestr. 10, A6250 Kundl, Austria (“Sandoz”).

WITNESSETH:

WHEREAS, Amylin and Sandoz are parties to a certain Contract Manufacturing Agreement in relation to Metreleptin SLD dated as of 30 September 2010, as amended (the “Agreement”); and

WHEREAS, Amylin and Sandoz desire to integrate the Agreement to reflect mutually agreed upon terms in accordance with the provisions of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Amylin and Sandoz agree as follows:

1.	Definitions.

Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Agreement.

2.	Amendments.

Sandoz Release Specifications Table set forth in Schedule 2 of the Agreement, as amended and replaced by Clause 7 of the First Amendment to the Agreement and clause 2.1 of the Third Amendment to the Agreement, is hereby amended and entirely replaced by the document CP-No. / CP-Version 7206.4 (Exhibit A), which is incorporated herein by reference.

3.	Reference to and Effect on the Agreement.

3.1           On and after the Amendment Effective Date, each reference to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such instrument or document to be deemed to be a reference to the Agreement as amended or integrated hereby.

3.2           Except as expressly amended or integrated by this Amendment including the Exhibit A attached hereto, the provisions of the Agreement shall remain in full force and effect.

4.	Counterparts.

This Amendment may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Amendment may be executed by facsimile signature pages.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

Sandoz GmbH		Amylin Pharmaceuticals, LLC

Date:	23 June 14	Date:	30 June 2014
By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Sandoz GmbH

Date:	23 June 2014
By:	[***]
Name:	[***]
Title:	[***]

Exhibit A